Exhibit 10.4

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Third Amendment”), dated July 6, 2009, is by and among StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), the Subsidiaries of the Operating Company set forth on the signature pages hereto (together with the Operating Company, each individually a “Borrower” and collectively, the “Borrowers” and together with the General Partner and the Partnership, each individually a “Credit Party” and collectively, the “Credit Parties”), the lenders party hereto (the “Lenders”), and Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, by and among the parties hereto, as amended by a First Amendment, dated November 2, 2007 and a Second Amendment, dated April 30, 2009 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”), the existing Lenders agreed, inter alia, to extend to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of Thirty-Five Million Dollars ($35,000,000), and (ii) an acquisition facility in the maximum aggregate principal amount of One Hundred Seven Million Eight Hundred Fifty Thousand Dollars ($107,850,000).

B. The Operating Company desires to enter into an Amended and Restated Operating Agreement (the “Green Lawn Agreement”), on or around the date hereof, pursuant to which the Operating Company and various of its Subsidiaries would agree to be the exclusive operator for a cemetery owned by Green Lawn Cemetery, an Ohio nonprofit corporation (“GLC”), and would pay GLC $2,800,000 for the operating rights (consisting of $1,400,000 in cash at closing and $1,400,000 to be paid under a promissory note in favor of GLC (the “GLC Indebtedness”)), plus up to $50,000 for certain expenses, and undertake capital improvements during the first year totaling an amount not to exceed $750,000.

C. The Borrowers have advised the Lenders that the Green Lawn Agreement would be an “Exclusive Management Agreement” and the transaction evidenced thereby would be a “Permitted Acquisition” (as such terms are defined in the Credit Agreement).

D. Section 7.03(h)(v) of the Credit Agreement, restricts the ability of the Borrowers to enter into Permitted Acquisitions, without the consent of Required Lenders, if the Aggregate Consideration paid by or on behalf of the Borrowers for any such Permitted Acquisition exceeds (a) $2,500,000, on an individual basis, or (b) $20,0000,000, when aggregated with the total Aggregate Consideration paid by or on behalf of the Borrowers for all other Permitted Acquisitions which closed in the immediately preceding 365 days.

E. In addition, the Borrowers have requested the Lenders to amend Section 7.02(m) of the Credit Agreement so that the GLC Indebtedness would, when incurred, be permitted thereunder.

F. Required Lenders have agreed to consent to the Permitted Acquisition evidenced by the Green Lawn Agreement and amend Section 7.02(m) of the Credit Agreement, subject to the terms and conditions set forth herein.

Now, therefore, for value received, and in consideration of Loans made or to be made, and other credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, each Borrower and each other Credit Party hereby agrees as follows:

1. Definitions.

(a) General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b) Additional Definition. The following additional definition is hereby added to Section 1.01 of the Credit Agreement to read in its entirety as follows:

“Third Amendment” means the Third Amendment to Amended and Restated Credit Agreement dated July 6, 2009.

2. Amendment to Section 7.02(g). Section 7.02(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate lease payments and principal amounts of all such Indebtedness at any one time outstanding shall not exceed Six Million One Hundred Thousand Dollars ($6,100,000);”

3. Amendment to Section 7.02(m). Section 7.02(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(m) Other unsecured Indebtedness not otherwise permitted above, in an aggregate principal amount outstanding not to exceed Two Million Four Hundred Thousand Dollars ($2,400,000) at any time.”

4. Consent. Subject to the terms of this Third Amendment, the Lenders hereby consent to the Permitted Acquisition evidenced by the Green Lawn Agreement, to the extent such acquisition would require their consent under Section 7.03(h)(v) of the Credit Agreement.

2

5. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as to such Credit Party:

(a) Representations. Each of the representations and warranties of or as to such Credit Party contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof;

(b) Power and Authority. (i) Such Credit Party has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Third Amendment and any other documents which the Administrative Agent requires such Credit Party to deliver hereunder (this Third Amendment and any such additional documents delivered in connection with the Third Amendment are herein referred to as the “Third Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by such Credit Party of the Third Amendment Documents have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this Third Amendment and the other Third Amendment Documents will constitute the valid and binding obligations of such Credit Party enforceable in accordance with their respective terms, except as such enforcement may be limited by any Debtor Relief Law from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;

(c) No Violation. The making and performance of the Third Amendment Documents will not (i) contravene, conflict with or result in a breach or default under any applicable law, statute, rule or regulation, or any order, writ, injunction, judgment, ruling or decree of any court, arbitrator or governmental instrumentality, (ii) contravene, constitute a default under, conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other agreement or instrument to which any Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) contravene or violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of any Credit Party;

(d) No Default. Immediately prior to and after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing; and

3

(e) No Material Adverse Effect. No Material Adverse Effect has occurred since December 31, 2008.

6. Conditions to Effectiveness of Amendment. This Third Amendment shall be effective upon the Administrative Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Administrative Agent:

(a) Third Amendment. This Third Amendment, duly executed by the Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders;

(b) Amendment to Note Purchase Agreement. The Borrowers shall deliver a duly executed parallel amendment to the Note Purchase Agreement;

(c) Other Fees and Expenses. Payment to the Administrative Agent, in immediately available funds, of all amounts necessary to reimburse the Administrative Agent for the reasonable fees and costs incurred by the Administrative Agent in connection with the preparation and execution of this Third Amendment and any other Credit Document, including, without limitation, all fees and costs incurred by the Administrative Agent’s attorneys;

(d) Consent and Waivers. Copies of any consents or waivers necessary in order for the Credit Parties to comply with or perform any of its covenants, agreements or obligations contained in any agreement which are required as a result of any Credit Party’s execution of this Third Amendment, if any; and

(e) Other Documents and Actions. A copy of the final form of the Green Lawn Agreement and the promissory note evidencing the GLC Indebtedness, and any additional agreements, instruments, documents, writings and actions as the Administrative Agent may reasonably request.

7. No Waiver; Ratification. The execution, delivery and performance of this Third Amendment shall not (a) operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, any Credit Document or any Third Amendment Document and the agreements and documents executed in connection therewith or (b) constitute a waiver of any provision thereof. Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Credit Parties. Nothing contained herein constitutes an agreement or obligation by the Administrative Agent or the Lenders to grant any further amendments to any of the Credit Documents.

8. Acknowledgments. To induce the Administrative Agent and the Lenders to enter into this Third Amendment, the Credit Parties acknowledge, agree, warrant, and represent that:

(a) Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) The Credit Documents are valid and enforceable against, and all of the terms and conditions of the Credit Documents are binding on, the Credit Parties; (ii) the liens

4

and security interests granted to the Collateral Agent, on behalf of the Secured Parties, by the Credit Parties pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests (subject to Permitted Liens); and (iii) the Credit Parties hereby waive any and all defenses, set offs and counterclaims which they, whether jointly or severally, may have or claim to have against each of the Secured Parties as of the date hereof.

(b) No Waiver of Existing Defaults. No Default or Event of Default exists immediately before or immediately after given effect to this Third Amendment. Nothing in this Third Amendment nor any communication between any Secured Party, any Credit Party or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which any Secured Party has against any Credit Party under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

9. Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

11. Headings. The headings of the sections of this Third Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Third Amendment.

12. Counterparts. This Third Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Third Amendment.

[Remainder of page intentionally left blank]

5

IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Third Amendment to Amended and Restated Credit Agreement as of the date first above written.

General Partner: STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Partnership: STONEMOR PARTNERS L.P.
By:	STONEMOR GP LLC
its General Partner

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Operation Company: STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Borrowers’ Signature Page to Third Amendment to Amended and Restated Credit Agreement

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henlopen Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Third Amendment to Amended and Restated Credit Agreement

Perpetual Gardens.Com, Inc.

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Third Amendment to Amended and Restated Credit Agreement

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Bedford County Memorial Park LLC

Birchlawn Burial Park LLC

Blue Ridge Memorial Gardens LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

Cemetery Management Services of Pennsylvania, L.L.C.

Chartiers Cemetery LLC

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Green Lawn Memorial Park LLC

Henlopen Memorial Park LLC

Henry Memorial Park LLC

J.V. Walker LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Melrose Land LLC

Modern Park Development LLC

Mount Lebanon Cemetery LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Prospect Hill Cemetery LLC

PVD Acquisitions LLC

Riverside Cemetery LLC

Riverview Memorial Gardens LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Third Amendment to Amended and Restated Credit Agreement

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Third Amendment to Amended and Restated Credit Agreement

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Prospect Cemetery LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Tri-County Memorial Gardens LLC

Twin Hills Memorial Park and Mausoleum LLC

Virginia Memorial Service LLC

WNCI LLC

Westminster Cemetery LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Gardens LLC

Woodland Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg
Paul Waimberg, as Vice President of Finance for each of the above-named Credit Parties

Borrowers’ Signature Page to Third Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne Zeschke
Name:	Anne Zeschke
Title:	Vice President

Administrative Agent’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender L/C Issuer and Swing Line Lender

By:	/s/ Kenneth G. Wood
Name:	Kenneth G. Wood
Title:	Senior Vice President

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

SOVEREIGN BANK

By:	/s/ Daniel R. Vereb
Name:	Daniel R. Vereb
Title:	Vice President

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

TD BANK, N.A.

By:
Name:
Title:

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, N.A.

By:	/s/ Allison Sardo
Name:	Allison Sardo
Title:	Vice President

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

HARLEYSVILLE NATIONAL BANK
AND TRUST COMPANY

By:	/s/ Henry G. Kush, Jr.
Name:	Henry G. Kush, Jr.
Title:	VP

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

SUN NATIONAL BANK

By:
Name:
Title:

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

TRISTATE CAPITAL BANK

By:	/s/ Kent Nelson
Name:	Kent Nelson
Title:	TriState Capital Bank

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

SUSQUEHANNA BANK

By:	/s/ James M. Higgins
Name:	James M. Higgins
Title:	Senior Vice President

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement

BENEFICIAL MUTUAL SAVINGS BANK

By:
Name:
Title:

Lender’s Signature Page to Third Amendment to Amended and Restated Credit Agreement